UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 18, 2005

INVISA, INC.

(Exact name of registrant as specified in its charter)

        Nevada      000-50081  65-1005398

        (State or other jurisdiction                       (Commission  (IRS Employer
        of Incorporation)                          File Number)   Identification No.)

6935 15th Street East, Suite 120, Sarasota, Florida 34243

(Address of principal executive offices)

Registrant’s telephone number, including area code: (941) 355-9361

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

    On April 15, 2005, due to a lack of acceptable funding, Invisa, Inc. terminated the services of all employees of the corporation.

    The Board of Directors authorized Herb M. Lustig, as a Director, and David J. Benedetti, as Secretary and Treasurer, to continue to oversee certain core operational functions until May 10th, 2005, the date of the annual shareholder meeting.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

Date: April 18, 2005	By:	/s/ Herbert M. Lustig
Herbert M. Lustig
Title: President & CEO